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                                                                  Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Nord Pacific Limited on Form S-8 of our report, dated March 20, 1998, appearing in the Annual Report on Form 10-K of Nord Pacific Limited for the year ended December 31, 1997.

/s/ Deloitte & Touche
    Hamilton, Bermuda
    September 25, 1998


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